SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
June 15, 2001

CADENCE RESOURCE CORPORATION
(formerly known as "Royal Silver Mines, Inc.")
(Exact name of registrant as specified in its charter)

UTAH
(State or other jurisdiction of incorporation)

000-25170	87-0429204
(Commission File No.)	(IRS Employer ID)

6 East Rose Street
Walla Walla, Washington 99362
(Address of principal executive offices and Zip Code)

(509) 526-3491
(Registrant's telephone number, including area code)

ITEM 5. Other Events and Regulation FD Disclosure

On May 2, 2001, the Company changed its name from Royal Silver Mines, Inc. to Cadence Resources Corporation.

ITEM 7. Financial Statements and Exhibits

The following exhibits are hereby made part of this Form 8-K:

Exhibit No. 3.5 Amended Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of June, 2001.

CADENCE RESOURCES CORPORATION

BY: /s/ Howard Crosby
Howard Crosby, President